Exhibit 10.1.3

TERM LOAN NOTE

USD$45,000,000	November 14, 2016

FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of East West Bank (the “Term Loan Lender”), on the Maturity Date (as defined in the Credit Agreement, as referred to below) the principal amount of forty-Five Million Dollars and 00/100 (USD$45,000,000), or such lesser principal amount of the Term Loan (as defined in the Credit Agreement referred to below) payable by Borrower to Term Loan Lender on such Maturity Date under that certain Credit Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., a Delaware corporation (“Borrower”), and East West Bank (“EWB”), as Administrative Agent, Swingline Lender, an Issuing Bank, and a Lender, and each other Lender from time to time party thereto (as amended, restated, extended, supplemented or otherwise modified in writing from time to time (the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

Borrower shall make scheduled principal payments on this Term Loan Note as set forth in Section 2.12 of the Credit Agreement. Borrower shall also make such prepayments on this Note as are required by Sections 2.13 and 2.14 of the Credit Agreement.

Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of the Term Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

All payments of principal and interest shall be made to Term Loan Lender for the account of Term Loan Lender in Dollars in immediately available funds at Term Loan Lender’s payment office or such other address as the Term Loan Lender may, from time to time, designate in writing.

If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the Default Rate.

This Term Loan Note is one of the “Notes” referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, Events of Default and the right of Administrative Agent to accelerate the maturity hereof upon the occurrence of such Events of Default. The Term Loan shall be evidenced by one or more loan accounts or records maintained by Term Loan Lender in the ordinary course of business. Term Loan Lender may also attach schedules to this Term Loan Note and endorse thereon the date, amount and maturity of the Term Loan and payments with respect thereto.

Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Loan Note.

Borrower agrees to pay all reasonable collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Term Loan Lender in connection with the collection or enforcement of this Term Loan Note.

THIS TERM LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

[signature page follows]

FUSION NBS ACQUISITION CORP., a Delaware corporation, as the Borrower

By:
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	End of Interest Period	Amount of Principal of Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made by

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________

__________	__________	__________	__________	__________